UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-09957
                                   811-10179

Name of Fund:  Mercury Basic Value Fund, Inc.
               Master Basic Value Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Mercury Basic Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ,
08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/03

Date of reporting period: 07/01/02 - 06/30/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Annual Report
June 30, 2003


Mercury
Basic Value
Fund, Inc.



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Fund seeks capital appreciation and secondarily, income. The Fund invests primarily in a portfolio of securities that are selling at a discount either from book value or historical price/earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. The Fund will seek to achieve its objective by investing all of its assets in Master Basic Value Trust, which has the same investment objective as the Fund. The Fund's investment experience will correspond to the investment experience of the Trust.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Mercury Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION
(UNAUDITED)


AS OF JUNE 30, 2003


Ten Largest                     Percent of
Equity Holdings                 Net Assets

Exxon Mobil Corporation             4.3%

Wells Fargo & Co.                   4.1

Citigroup Inc.                      3.5

Royal Dutch Petroleum Company
(NY Registered Shares)              3.3

American International
Group, Inc.                         2.5

Deere & Company                     2.5

Bank One Corporation                2.5

Unocal Corporation                  2.3

E.I. du Pont de Nemours and
Company                             2.3

Wachovia Corporation                2.0



June 30, 2003, Mercury Basic Value Fund, Inc.



DEAR SHAREHOLDER


Investment Environment
We are pleased to provide you with this annual report for Mercury Basic Value Fund, Inc. Over the course of the year, economic growth and equity market performance were largely beleaguered by geopolitical concerns. The event that had the greatest impact on the markets, particularly during the second half of the fiscal period, was the resolution of the Iraq conflict. While the year also was marked by uneasiness over economic growth, severe acute respiratory syndrome (SARS) and lingering concerns over accounting irregularities and corporate governance issues, the predominant influence, in our opinion, centered around activities related to Iraq. Beginning in late fall 2002, Iraq was on the minds of many corporate executives, management teams and investors. What initially began as the potential for a war became a debate within the United Nations on how the war was going to be fought and who was going to be involved. In the first three months of 2003, the U.S. equity market and the economy in general stalled as investors waited for a resolution.

We believe the intense focus on Iraq, leading up to and including the war, was the primary factor holding back a sustained economic recovery. The tremendous uncertainty it created for investors hurt the markets for much of this period. However, by the time the war started in March 2003, the markets began a slow rally. When the fighting came to an end faster than most expected, war fears lifted and the markets rallied more strongly in anticipation of a long-awaited economic recovery. Today, the question is, are we on course for the recovery? We believe there is a better chance for a sustainable economic revival now than there was before the war started.

In short, we witnessed two very distinct periods--before the war and after the war. As did equity markets in general, the Fund performed poorly before the war. It performed admirably after the war, as we expected, based on our portfolio positioning, which included a focus on cyclical and economically sensitive areas.


Fiscal Year in Review
For the 12-month period ended June 30, 2003, Mercury Basic Value Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of -1.66%, -1.15%, -1.69% and -1.42%, respectively. The Fund outperformed both the -1.84% return of the unmanaged benchmark Standard & Poor's 500 (S&P 500r) Barra Value Index and the -2.41% average return of the Lipper Large Cap Value Funds for the same period. The Fund underperformed the broader S&P 500 Index, which incorporates the performance of growth stocks and returned +.25% for the period. Growth stocks (as measured by the S&P 500 Barra Growth Index) outperformed value stocks (as measured by the S&P 500 Barra Value Index) by more than 4% for the 12-month period, causing the Fund to trail the overall S&P 500 Index. For the six-month period ended June 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares posted positive absolute total returns of +10.06%, +10.10%, +10.01% and +10.13%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 9 of this report to shareholders.)



June 30, 2003, Mercury Basic Value Fund, Inc.



The portfolio has been and continues to be positioned for an economic recovery. Some of the areas that did well during the long market downturn of the past three years were the more stable, defensive sectors--areas in which we did participate. Throughout the fiscal year, we continued a process that we started after September 11, 2001. At that time, we began to focus on economically sensitive names, and started to construct the portfolio with a cyclical bias rooted in our belief that the economy would eventually turn upward. As contrarian investors, this is where we saw and continue to see the most long-term value.

Our outperformance of the S&P 500 Barra Value Index has been more a result of security selection than asset allocation. In the health care sector, for example, our positions in Boston Scientific Corporation, Aetna Inc. and Merck & Co., Inc. significantly benefited performance in the last 12 months. In consumer staples, companies such as Sara Lee Corporation and The Clorox Company helped performance substantially. Based on this, it appears the traditional "safehaven" areas have done well. However, a look at our information technology holdings confirms that owning companies such as Unisys Corporation, Computer Associates International Inc. and Hewlett-Packard Company impacted the portfolio favorably during the past 12 months. In the industrial sector, another cyclical area, we saw impressive performance. So, despite a procyclical, prorecovery allocation to our portfolio in a market that largely wanted to avoid those areas, the Fund performed well because, ultimately, stock selection was most important--and our stock selection was favorable.

Overall, we have not made many major changes to the portfolio. We continued the slow process of eliminating some of the defensive areas and adding more fundamentally sound, yet offensive holdings to the portfolio. We have been removing those holdings that performed the best in what was a miserable three-year period for the stock market. These included traditionally non-cyclical companies such as Procter & Gamble, Aetna, Lincoln National Corporation, Guidant Corporation and Tribune Company. We have been adding more cyclical companies, which we believe will offer greater value in the period ahead.

Recent additions to the portfolio include automobile maker DaimlerChrysler AG, GlobalSantaFe Corporation in the oil service sector, and Alcoa Inc. and BHP Billiton Ltd., two materials companies. We added The Boeing Company and Raytheon Company, both of which came under pressure as the airline sector suffered, and Sun Microsystems, a technology name that actually has not done well in this period, but offers much better value for future returns. Away from our cyclical bias, we added MetLife, Inc., ChevronTexaco Corporation, Unilever and AOL Time Warner Inc., four high-profile companies with compelling franchise-restructuring stories. At purchase price, they represented tremendous value in our view.

At the close of the period, we remained poised for an economic recovery. While the portfolio's focus has not changed much, what has changed is investors' appetite for stocks. We continue to be overweight relative to the S&P 500 Barra Value Index in the cyclical areas of the market. Inside each sector, we tend to have an economically sensitive bias in favor of revitalization. In general terms, we are overweight relative to the benchmark in information technology and materials. We have slight overweights in consumer staples and health care, primarily because the benchmark's positions in these areas are so low. As we ended the period, energy was a large overweight compared to the benchmark. As energy companies begin to increase their capital expenditures for oil and gas exploration, we believe stocks in the sector have the potential to provide attractive returns.



June 30, 2003, Mercury Basic Value Fund, Inc.



The Fund has a modest underweight in the consumer discretionary sector. And, while financials represents our largest sector, at 25% of the portfolio, our allocation is underweight relative to the benchmark's excessive position of 36%. We believe allocating such a large portion of the portfolio's assets to any one sector would expose the Fund to undue risk. Our weighting in the industrials sector is neutral relative to the benchmark, and our positions in utilities and telecommunication services represent modest underweights.

The Fund's investment process has not changed. In our view, the market volatility we are experiencing has nothing to do with most companies' long-term prospects. In fact, we believe it can create significant opportunities for value investors.


In Conclusion
As of July 14, 2003, U.S. shareholders of each class of shares of Mercury Basic Value Fund, Inc. have an exchange privilege with the same class of shares of certain multiple class funds advised by Merrill Lynch Investment Managers, L.P., Fund Asset Management, L.P. or their affiliates. This exchange privilege supplements the existing exchange privilege that shareholders have had with other Mercury mutual funds and with Summit Cash Reserves Fund, a money market fund.

We thank you for your investment in Mercury Basic Value Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Robert J. Martorelli)
Robert J. Martorelli
Vice President and
Co-Portfolio Manager



(Kevin M. Rendino)
Kevin M. Rendino
Vice President and
Co-Portfolio Manager



July 15, 2003



June 30, 2003, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers multiple classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

The performance results depicted on pages 7 - 9 are those of Mercury Basic Value Fund, Inc. and, prior to October 16, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Mercury Basic Value Fund, Inc. Performance results prior to October 16, 2000 reflect the annual operating expenses of the predecessor Fund. If Mercury Basic Value Fund, Inc.'s operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 16, 2000 include the actual operating expenses of Mercury Basic Value Fund, Inc. The Fund commenced operations on October 16, 2000.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



June 30, 2003, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS*

                                                                 Ten-Year/
                                 6-Month         12-Month     Since Inception
As of June 30, 2003            Total Return    Total Return     Total Return

Class A                           +10.06%          -1.66%        +123.75%

Class B                           +10.10           -1.15         +131.90

Class C                           +10.01           -1.69         +111.68

Class I                           +10.13           -1.42         +152.67

S&P 500 Index**                   +11.76           +0.25     +160.37/+143.39

S&P 500 Barra Value Index***      +12.29           -1.84     +145.31/+127.04


*Investment results shown do not reflect sales charges; results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class I & Class B Shares and from 10/21/94 for Class A and Class C Shares.
**This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total return periods are for ten years and from 10/21/94, respectively.
***This unmanaged broad-based Index is a capitalization-weighted index of those stocks in the S&P 500 Index that have lower price-to-book ratios. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



June 30, 2003, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONTINUED)


TOTAL RETURN BASED ON A $10,000 INVESTMENT


A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:

Mercury Basic Value Fund, Inc.++
Class A Shares*

Date                              Value

10/21/1994**                    $ 9,475.00
June 1995                       $11,013.00
June 1996                       $13,172.00
June 1997                       $17,077.00
June 1998                       $20,985.00
June 1999                       $23,977.00
June 2000                       $22,492.00
June 2001                       $23,816.00
June 2002                       $21,558.00
June 2003                       $21,201.00


Mercury Basic Value Fund, Inc.++
Class C Shares*

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,559.00
June 1996                       $13,719.00
June 1997                       $17,643.00
June 1998                       $21,522.00
June 1999                       $24,398.00
June 2000                       $22,703.00
June 2001                       $23,894.00
June 2002                       $21,532.00
June 2003                       $21,168.00


S&P 500 Index++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,951.00
June 1996                       $15,058.00
June 1997                       $20,283.00
June 1998                       $26,401.00
June 1999                       $32,409.00
June 2000                       $34,758.00
June 2001                       $29,603.00
June 2002                       $24,278.00
June 2003                       $24,339.00


S&P 500 Barra Value Index++++++

Date                              Value

10/21/1994**                    $10,000.00
June 1995                       $11,577.00
June 1996                       $14,448.00
June 1997                       $18,912.00
June 1998                       $23,662.00
June 1999                       $27,578.00
June 2000                       $26,167.00
June 2001                       $28,240.00
June 2002                       $23,131.00
June 2003                       $22,705.00



A line graph illustrating the growth of a $10,000 investment in Mercury Basic Value Fund, Inc.++ Class B and Class I Shares* compared to a similar investment in S&P 500 Index++++ and S&P 500 Barra Value Index++++++. Values illustrated are as follows:


Mercury Basic Value Fund, Inc.++
Class B Shares*

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,461.00
June 1995                       $12,600.00
June 1996                       $14,957.00
June 1997                       $19,237.00
June 1998                       $23,464.00
June 1999                       $26,608.00
June 2000                       $24,761.00
June 2001                       $26,059.00
June 2002                       $23,460.00
June 2003                       $23,190.00


Mercury Basic Value Fund, Inc.++
Class I Shares*

Date                              Value

June 1993                       $ 9,475.00
June 1994                       $10,013.00
June 1995                       $12,183.00
June 1996                       $14,610.00
June 1997                       $18,985.00
June 1998                       $23,395.00
June 1999                       $26,796.00
June 2000                       $25,193.00
June 2001                       $26,752.00
June 2002                       $24,285.00
June 2003                       $23,940.00


S&P 500 Index++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,141.00
June 1995                       $12,784.00
June 1996                       $16,108.00
June 1997                       $21,698.00
June 1998                       $28,242.00
June 1999                       $34,669.00
June 2000                       $37,182.00
June 2001                       $31,668.00
June 2002                       $25,972.00
June 2003                       $26,037.00


S&P 500Barra Value Index++++++

Date                              Value

June 1993                       $10,000.00
June 1994                       $10,310.00
June 1995                       $12,309.00
June 1996                       $15,610.00
June 1997                       $20,433.00
June 1998                       $25,565.00
June 1999                       $29,796.00
June 2000                       $28,271.00
June 2001                       $30,511.00
June 2002                       $24,992.00
June 2003                       $24,532.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
++++++This unmanaged broad-based Index is a capitalization-weighted index of stocks in the S&P 500 Index that have lower price-to-book ratios. The starting date for the Index in the Class A and Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future performance.



June 30, 2003, Mercury Basic Value Fund, Inc.



FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended 6/30/03                     -1.66%         -6.82%

Five Years Ended 6/30/03                   +0.20          -0.87

Inception (10/21/94) through 6/30/03       +9.71          +9.03

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**


One Year Ended 6/30/03                     -1.15%         -5.09%

Five Years Ended 6/30/03                   -0.23          -0.33

Ten Years Ended 6/30/03                    +8.78          +8.78

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/03                     -1.69%         -2.67%

Five Years Ended 6/30/03                   -0.33          -0.33

Inception (10/21/94) through 6/30/03       +9.01          +9.01

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended 6/30/03                     -1.42%         -6.59%

Five Years Ended 6/30/03                   +0.46          -0.62

Ten Years Ended 6/30/03                    +9.71          +9.12

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2003

MERCURY BASIC VALUE FUND, INC.
Assets:
Investment in Master Basic Value Trust, at value (identified
  cost--$9,148,070)                                                                        $   10,741,545
Prepaid registration fees                                                                          31,632
                                                                                           --------------
Total assets                                                                                   10,773,177
                                                                                           --------------

Liabilities:
Payables:
  Distributor                                                           $        2,319
  Other affiliates                                                               2,317
  Administrator                                                                  1,325              5,961
                                                                        --------------
Accrued expenses                                                                                    5,104
                                                                                           --------------
Total liabilities                                                                                  11,065
                                                                                           --------------

Net Assets:
Net assets                                                                                 $   10,762,112
                                                                                           ==============

Net Assets Consist of:
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                            $       25,372
Class B Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    64,435
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                    26,530
Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                     1,178
Paid-in capital in excess of par                                                               12,346,861
Undistributed investment income--net                                    $       19,355
Accumulated realized capital losses on investments
  and foreign currency transactions from the Trust--net                    (3,315,094)
Unrealized appreciation on investments and foreign
  currency transactions from the Trust--net                                  1,593,475
                                                                        --------------
Total accumulated losses--net                                                                 (1,702,264)
                                                                                           --------------
Net assets                                                                                 $   10,762,112
                                                                                           ==============

Net Asset Value:
Class A--Based on net assets of $2,330,461 and 253,716 shares
  outstanding                                                                              $         9.19
                                                                                           ==============
Class B--Based on net assets of $5,904,359 and 644,353 shares
  outstanding                                                                              $         9.16
                                                                                           ==============
Class C--Based on net assets of $2,418,538 and 265,296 shares
  outstanding                                                                              $         9.12
                                                                                           ==============
Class I--Based on net assets of $108,754 and 11,776 shares
  outstanding                                                                              $         9.24
                                                                                           ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2003

MERCURY BASIC VALUE FUND, INC.
Investment Income from the Trust--Net:
Net investment income allocated from the Trust:
  Dividends (net of $3,600 foreign withholding tax)                                        $      223,229
  Interest                                                                                          4,156
  Securities lending--net                                                                           2,042
  Expenses                                                                                       (47,364)
                                                                                           --------------
Net investment income from the Trust                                                              182,063
                                                                                           --------------

Expenses:
Professional fees                                                       $       44,349
Printing and shareholder reports                                                41,547
Registration fees                                                               40,252
Administration fees                                                             27,574
Account maintenance and distribution fees--Class B                              15,541
Transfer agent fees--Class B                                                     9,150
Account maintenance and distribution fees--Class C                               6,263
Account maintenance fees--Class A                                                5,470
Transfer agent fees--Class C                                                     3,464
Transfer agent fees--Class A                                                     2,610
Transfer agent fees--Class I                                                       147
Directors' fees and expenses                                                       120
Other                                                                            9,136
                                                                        --------------
Total expenses before waiver and reimbursement
  of expenses                                                                  205,623
Waiver and reimbursement of expenses                                          (71,300)
                                                                        --------------
Total expenses after waiver and reimbursement
  of expenses                                                                                     134,323
                                                                                           --------------
Investment income--net                                                                             47,740
                                                                                           --------------

Realized & Unrealized Loss from the
Trust--Net:
Realized loss from the Trust on:
  Investments--net                                                         (1,782,588)
  Foreign currency transactions--net                                             (259)        (1,782,847)
                                                                        --------------
Change in unrealized appreciation on investments and
  foreign currency transactions from the Trust--net                                             1,171,518
                                                                                           --------------
Total realized and unrealized loss from the Trust--net                                          (611,329)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                       $    (563,589)
                                                                                           ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MERCURY BASIC VALUE FUND, INC.

                                                                           For the Year Ended June 30,
Increase (Decrease) in Net Assets:                                           2003              2002
Operations:
Investment income (loss)--net                                           $       47,740     $     (13,593)
Realized loss on investments and foreign currency
  transactions from the Trust--net                                         (1,782,847)        (1,370,712)
Change in unrealized appreciation on investments
  and foreign currency transactions from the Trust--net                      1,171,518            253,083
                                                                        --------------     --------------
Net decrease in net assets resulting from operations                         (563,589)        (1,131,222)
                                                                        --------------     --------------

Dividends & Distributions to Shareholders:
Investment income--net:
  Class A                                                                      (5,794)              (642)
  Class B                                                                     (15,967)            (3,242)
  Class C                                                                      (6,092)            (1,062)
  Class I                                                                        (399)              (190)
Realized gain on investments from the Trust--net:
  Class A                                                                           --                (2)
  Class B                                                                           --               (15)
  Class C                                                                           --                (5)
  Class I                                                                           --                (1)
                                                                        --------------     --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders                                               (28,252)            (5,159)
                                                                        --------------     --------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from
  capital share transactions                                               (2,748,684)         11,745,641
                                                                        --------------     --------------

Net Assets:
Total increase (decrease) in net assets                                    (3,340,525)         10,609,260
Beginning of year                                                           14,102,637          3,493,377
                                                                        --------------     --------------
End of year*                                                            $   10,762,112     $   14,102,637
                                                                        ==============     ==============

*Undistributed investment income--net                                   $       19,355                 --
                                                                        ==============     ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class A
                                                                                                For the
                                                                         For the                 Period
                                                                           Year                 Oct. 16,
                                                                          Ended                2000++ to
                                                                         June 30,               June 30,
Increase (Decrease) in Net Asset Value:                              2003          2002           2001
Per Share Operating Performance:
Net asset value, beginning of period                               $   9.37       $  10.37       $  10.00
                                                                   --------       --------       --------
Investment income--net                                                .04**          .01**            .01
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Trust--net                                    (.20)          (.99)            .36
                                                                   --------       --------       --------
Total from investment operations                                      (.16)          (.98)            .37
                                                                   --------       --------       --------
Less dividends and distributions:
  Investment income--net                                              (.02)          (.02)             --
  Realized gain on investments from the Trust--net                       --        --+++++             --
                                                                   --------       --------       --------
Total dividends and distributions                                     (.02)          (.02)             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.19       $   9.37       $  10.37
                                                                   ========       ========       ========

Total Investment Return:***
Based on net asset value per share                                  (1.66%)        (9.48%)       3.70%+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement++++                         1.65%          1.65%         1.36%*
                                                                   ========       ========       ========
Expenses++++                                                          2.28%          2.83%        23.91%*
                                                                   ========       ========       ========
Investment income--net                                                 .44%           .13%          .51%*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $  2,330       $  2,442       $    323
                                                                   ========       ========       ========
Portfolio turnover of the Trust                                      31.92%         38.15%         37.53%
                                                                   ========       ========       ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class B
                                                                                                For the
                                                                         For the                 Period
                                                                           Year                 Oct. 16,
                                                                          Ended                2000++ to
                                                                         June 30,               June 30,
Increase (Decrease) in Net Asset Value:                              2003          2002           2001
Per Share Operating Performance:
Net asset value, beginning of period                               $   9.29       $  10.33       $  10.00
                                                                   --------       --------       --------
Investment income (loss)--net                                         .04**        (.02)**        --+++++
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Trust--net                                    (.15)         (1.01)            .33
                                                                   --------       --------       --------
Total from investment operations                                      (.11)         (1.03)            .33
                                                                   --------       --------       --------
Less dividends and distributions:
  Investment income--net                                              (.02)          (.01)             --
  Realized gain on investments from the Trust--net                       --        --+++++             --
                                                                   --------       --------       --------
Total dividends and distributions                                     (.02)          (.01)             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.16       $   9.29       $  10.33
                                                                   ========       ========       ========

Total Investment Return:***
Based on net asset value per share                                  (1.15%)        (9.97%)       3.30%+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement++++                         1.65%          1.99%         1.97%*
                                                                   ========       ========       ========
Expenses++++                                                          2.29%          3.23%        22.03%*
                                                                   ========       ========       ========
Investment income (loss)--net                                          .43%         (.24%)        (.18%)*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $  5,904       $  7,969       $  2,290
                                                                   ========       ========       ========
Portfolio turnover of the Trust                                      31.92%         38.15%         37.53%
                                                                   ========       ========       ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONTINUED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                 Class C
                                                                                               For the
                                                                          For the               Period
                                                                            Year               Oct. 16,
                                                                           Ended              2000++ to
                                                                          June 30,             June 30,
Increase (Decrease) in Net Asset Value:                              2003          2002          2001
Per Share Operating Performance:
Net asset value, beginning of period                               $   9.30       $  10.33       $  10.00
                                                                   --------       --------       --------
Investment income (loss)--net                                         .04**        (.01)**        --+++++
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Trust--net                                    (.20)         (1.01)            .33
                                                                   --------       --------       --------
Total from investment operations                                      (.16)         (1.02)            .33
                                                                   --------       --------       --------
Less dividends and distributions:
  Investment income--net                                              (.02)          (.01)             --
  Realized gain on investments from the Trust--net                       --        --+++++             --
                                                                   --------       --------       --------
Total dividends and distributions                                     (.02)          (.01)             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.12       $   9.30       $  10.33
                                                                   ========       ========       ========

Total Investment Return:***
Based on net asset value per share                                  (1.69%)        (9.89%)       3.30%+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement++++                         1.65%          1.83%         1.81%*
                                                                   ========       ========       ========
Expenses++++                                                          2.31%          3.03%        21.97%*
                                                                   ========       ========       ========
Investment income (loss)--net                                          .43%         (.06%)        (.02%)*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $  2,419       $  3,503       $    838
                                                                   ========       ========       ========
Portfolio turnover of the Trust                                      31.92%         38.15%         37.53%
                                                                   ========       ========       ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $(.01) per share.

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY BASIC VALUE FUND, INC.

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                  Class I
                                                                                                For the
                                                                          For the                Period
                                                                            Year                Oct. 16,
                                                                           Ended               2000++ to
                                                                          June 30,              June 30,
Increase (Decrease) in Net Asset Value:                              2003           2002          2001
Per Share Operating Performance:
Net asset value, beginning of period                               $   9.41       $  10.39       $  10.00
                                                                   --------       --------       --------
Investment income--net                                                .06**          .04**            .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions from the Trust--net                                    (.20)         (1.00)            .35
                                                                   --------       --------       --------
Total from investment operations                                      (.14)          (.96)            .39
                                                                   --------       --------       --------
Less dividends and distributions:
  Investment income--net                                              (.03)          (.02)             --
  Realized gain on investments from the Trust--net                       --        --+++++             --
                                                                   --------       --------       --------
Total dividends and distributions                                     (.03)          (.02)             --
                                                                   --------       --------       --------
Net asset value, end of period                                     $   9.24       $   9.41       $  10.39
                                                                   ========       ========       ========

Total Investment Return:***
Based on net asset value per share                                  (1.42%)        (9.22%)       3.90%+++
                                                                   ========       ========       ========

Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement++++                         1.40%          1.40%         1.19%*
                                                                   ========       ========       ========
Expenses++++                                                          2.08%          2.65%        26.47%*
                                                                   ========       ========       ========
Investment income--net                                                 .67%           .37%          .79%*
                                                                   ========       ========       ========

Supplemental Data:
Net assets, end of period (in thousands)                           $    109       $    189       $     42
                                                                   ========       ========       ========
Portfolio turnover of the Trust                                      31.92%         38.15%         37.53%
                                                                   ========       ========       ========

*Annualized.
**Based on average shares outstanding.
***Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregate total investment return.
+++++Amount is less than $(.01) per share.

See Notes to Financial Statements.


June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS


MERCURY BASIC VALUE FUND, INC.

1. Significant Accounting Policies:
Mercury Basic Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2003 was 0.1%. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A expenditures). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $11,992 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.40%. This arrangement expires on June 30, 2003 and is renewable. For the year ended June 30, 2003, FAM earned fees of $27,574, all of which were waived. In addition, FAM reimbursed the Fund $43,726 in additional expenses.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account         Distribution
                             Maintenance Fee         Fee

Class A                          .25%                 --
Class B                          .25%                .75%
Class C                          .25%                .75%



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders. For the year ended June 30, 2003, the Fund did not accrue Class B and Class C distribution fees.

For the year ended June 30, 2003, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class A Shares as follows:


                               FAMD             MLPF&S

Class A                        $4                $100


For the year ended June 30, 2003, MLPF&S received contingent deferred sales charges of $31,536 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(2,748,684) and $11,745,641 for the years ended
June 30, 2003 and June 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year
Ended June 30, 2003                      Shares       Dollar Amount

Shares sold                               54,095       $    447,210
Shares issued to shareholders in
reinvestment of dividends                    660              5,644
                                    ------------       ------------
Total issued                              54,755            452,854
Shares redeemed                         (61,632)          (524,750)
                                    ------------       ------------
Net decrease                             (6,877)       $   (71,896)
                                    ============       ============



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Year
Ended June 30, 2002                      Shares       Dollar Amount

Shares sold                              267,312       $  2,600,155
Automatic conversion of shares               698              7,268
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 51                531
                                    ------------       ------------
Total issued                             268,061          2,607,954
Shares redeemed                         (38,644)          (392,931)
                                    ------------       ------------
Net increase                             229,417       $  2,215,023
                                    ============       ============



Class B Shares for the Year
Ended June 30, 2003                      Shares       Dollar Amount

Shares sold                               38,184       $    357,535
Shares issued to shareholders in
reinvestment of dividends                  1,695             14,443
                                    ------------       ------------
Total issued                              39,879            371,978
Shares redeemed                        (252,943)        (2,082,925)
                                    ------------       ------------
Net decrease                           (213,064)       $(1,710,947)
                                    ============       ============



Class B Shares for the Year
Ended June 30, 2002                      Shares       Dollar Amount

Shares sold                              775,925       $  7,772,309
Shares issued to shareholders in
reinvestment of dividends and
distributions                                281              2,926
                                    ------------       ------------
Total issued                             776,206          7,775,235
Automatic conversion of shares             (705)            (7,268)
Shares redeemed                        (139,753)        (1,367,798)
                                    ------------       ------------
Net increase                             635,748       $  6,400,169
                                    ============       ============



Class C Shares for the Year
Ended June 30, 2003                      Shares       Dollar Amount

Shares sold                                5,241       $     45,719
Shares issued to shareholders in
reinvestment of dividends                    667              5,666
                                    ------------       ------------
Total issued                               5,908             51,385
Shares redeemed                        (117,242)          (947,384)
                                    ------------       ------------
Net decrease                           (111,334)       $  (895,999)
                                    ============       ============



Class C Shares for the Year
Ended June 30, 2002                      Shares       Dollar Amount

Shares sold                              351,192       $  3,517,514
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 87                910
                                    ------------       ------------
Total issued                             351,279          3,518,424
Shares redeemed                         (55,761)          (546,279)
                                    ------------       ------------
Net increase                             295,518       $  2,972,145
                                    ============       ============



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


Class I Shares for the Year
Ended June 30, 2003                      Shares       Dollar Amount

Shares issued to shareholders in
reinvestment of dividends                     43       $        374
Shares redeemed                          (8,374)           (70,216)
                                    ------------       ------------
Net decrease                             (8,331)       $   (69,842)
                                    ============       ============



Class I Shares for the Year
Ended June 30, 2002                      Shares       Dollar Amount
Shares sold                               20,285       $    202,038
Shares issued to shareholders in
reinvestment of dividends and
distributions                                 18                191
                                    ------------       ------------
Total issued                              20,303            202,229
Shares redeemed                          (4,284)           (43,925)
                                    ------------       ------------
Net increase                              16,019       $    158,304
                                    ============       ============



4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2003 and June 30, 2002 was as follows:



                                      6/30/2003         6/30/2002
Distributions paid from:
   Ordinary income                  $     28,252       $      5,159
                                    ------------       ------------
Total taxable distributions         $     28,252       $      5,159
                                    ============       ============



As of June 30, 2003, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                     $     19,437
Undistributed long-term capital gains--net                       --
                                                       ------------
Total undistributed earnings--net                            19,437
Capital loss carryforward                              (3,139,344)*
Unrealized gains--net                                   1,417,643**
                                                       ------------
Total accumulated earnings--net                        $(1,702,264)
                                                       ============

*On June 30, 2003, the Fund had a net capital loss carryforward of $3,139,344, of which $1,170,278 expires in 2010 and $1,969,066 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and the deferral of post-October capital losses for tax purposes.



June 30, 2003, Mercury Basic Value Fund, Inc.



INDEPENDENT AUDITORS' REPORT


MERCURY BASIC VALUE FUND, INC.

To the Shareholders and Board of Directors of Mercury Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Basic Value Fund, Inc. as of June 30, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Basic Value Fund, Inc. as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003



June 30, 2003, Mercury Basic Value Fund, Inc.



IMPORTANTTAXINFORMATION
(UNAUDITED)


All of the ordinary income distribution paid by Mercury Basic Value Fund, Inc. to shareholders of record on December 10, 2002 qualifies for the dividends received deduction for corporations.

Please retain this information for your records



June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS

MASTER BASIC VALUE TRUST

                                                                                         In U.S. Dollars
                            Shares                                                               Percent of
Industry+++                  Held                    Common Stocks                     Value     Net Assets
Above-Average Yield

Metals & Mining             4,690,100   Alcoa Inc.                                $   119,597,550       1.6%

Metals & Mining             7,683,900   BHP Billiton Limited                           44,523,704       0.6

Pharmaceuticals             3,397,900   Bristol-Myers Squibb Company                   92,252,985       1.3

Oil & Gas                   1,100,000   ChevronTexaco Corporation                      79,420,000       1.1

Chemicals                   4,000,000   E.I. du Pont de Nemours and
                                        Company                                       166,560,000       2.3

Oil & Gas                   8,906,200   Exxon Mobil Corporation                       319,821,642       4.3

Personal Products           3,096,500   The Gillette Company                           98,654,490       1.4

Aerospace &                 5,300,000   Honeywell International Inc.                  142,305,000       1.9
Defense

Capital Markets             2,864,400   J.P. Morgan Chase & Co.                        97,905,192       1.3

Oil & Gas                   1,675,000   Kerr-McGee Corporation                         75,040,000       1.0

Capital Markets             2,400,000   Mellon Financial Corporation                   66,600,000       0.9

Oil & Gas                   5,209,500   Royal Dutch Petroleum Company
                                        (NY Registered Shares)                        242,866,890       3.3

Diversified                 5,029,700   SBC Communications Inc.                       128,508,835       1.7
Telecommunication
Services

Food Products               5,122,900   Sara Lee Corporation                           96,361,749       1.3

Diversified                 3,000,000   Verizon Communications                        118,350,000       1.6
Telecommunication
Services

Commercial                  3,662,700   Wachovia Corporation                          146,361,492       2.0
Banks

                                                                                    2,035,129,529      27.6


Below-Average Price/Earnings Ratio

Insurance                   2,579,100   ACE Limited                                    88,437,339       1.2

Insurance                   2,825,000   The Allstate Corporation                      100,711,250       1.4

Insurance                   3,400,000   American International Group, Inc.            187,612,000       2.5

Commercial                  1,250,000   Bank of America Corporation                    98,787,500       1.3
Banks

Commercial                  5,000,000   Bank One Corporation                          185,900,000       2.5
Banks

Machinery                   1,103,500   Caterpillar Inc.                               61,420,810       0.8

Diversified                 6,018,500   Citigroup Inc.                                257,591,800       3.5
Financial
Services




June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                         In U.S. Dollars
                            Shares                                                               Percent of
Industry+++                  Held                    Common Stocks                     Value     Net Assets
Below-Average Price/Earnings Ratio (concluded)

Auto Components             8,300,000   Delphi Automotive Systems
                                        Corporation                               $    71,629,000       1.0%

Automobiles                 4,204,800   Ford Motor Company                             46,210,752       0.6

Computers &                 5,200,000   Hewlett-Packard Company                       110,760,000       1.5
Peripherals

Household                   5,073,700   Koninklijke (Royal) Philips
Durables                                Electronics NV
                                        (NY Registered Shares)                         96,958,407       1.3

Hotels,                     5,621,800   McDonald's Corporation                        124,016,908       1.7
Restaurants &
Leisure

Pharmaceuticals             1,500,000   Merck & Co., Inc.                              90,825,000       1.2

Insurance                   1,804,800   MetLife, Inc.                                  51,111,936       0.7

Capital Markets             2,156,900   Morgan Stanley                                 92,207,475       1.3

Semiconductors &            2,600,000   ++National Semiconductor
Semiconductor                           Corporation                                    51,272,000       0.7
Equipment

Pharmaceuticals             5,012,900   Schering-Plough Corporation                    93,239,940       1.3

Electrical                  3,600,000   ++Thomas & Betts Corporation (a)               52,020,000       0.7
Equipment

Insurance                   6,300,000   Travelers Property Casualty Corp.
                                        (Class A)                                     100,170,000       1.4

Food Products               1,839,900   Unilever NV
                                        (NY Registered Shares)                         99,354,600       1.3

IT Services                11,500,000   ++Unisys Corporation                          141,220,000       1.9

Oil & Gas                   6,000,000   Unocal Corporation                            172,140,000       2.3

                                                                                    2,373,596,717      32.1


Low Price-to-Book Value

Communications             10,690,000   ++3Com Corporation                             50,029,200       0.7
Equipment

Media                       8,600,000   ++AOL Time Warner Inc.                        138,374,000       1.9

Semi-                       8,000,000   ++Advanced Micro Devices, Inc.                 51,280,000       0.7
conductors &
Semiconductor
Equipment

Electronic                  3,780,200   ++Agilent Technologies, Inc.                   73,902,910       1.0
Equipment &
Instruments

Aerospace &                 2,400,000   The Boeing Company                             82,368,000       1.1
Defense




June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                         In U.S. Dollars
                            Shares                                                               Percent of
Industry+++                  Held                    Common Stocks                     Value     Net Assets
Low Price-to-Book Value (continued)

Automobiles                 2,390,000   DaimlerChrysler AG                        $    82,980,800       1.1%

Machinery                   4,100,000   Deere & Company                               187,370,000       2.5

Energy                      5,600,000   Diamond Offshore Drilling, Inc.               117,544,000       1.6
Equipment &
Service

Media                       2,097,400   ++Fox Entertainment Group, Inc.
                                        (Class A)                                      60,363,172       0.8

Energy                      3,763,200   GlobalSantaFe Corporation                      87,833,088       1.2
Equipment &
Service

Energy                      4,115,600   Halliburton Company                            94,658,800       1.3
Equipment &
Service

Insurance                   2,809,700   The Hartford Financial Services
                                        Group, Inc.                                   141,496,492       1.9

Paper & Forest              3,100,000   International Paper Company                   110,763,000       1.5
Products

Household                   2,114,200   Kimberly-Clark Corporation                    110,234,388       1.5
Products

Semi-                      10,313,800   ++LSI Logic Corporation                        73,021,704       1.0
conductors &
Semiconductor
Equipment

Media                      10,998,100   ++Liberty Media Corporation
                                        (Class A)                                     127,138,036       1.7

Communications             22,000,000   ++Lucent Technologies Inc.                     44,660,000       0.6
Equipment

Metals & Mining             5,824,400   Massey Energy Company (a)                      76,590,860       1.0

Semi-                       2,000,000   ++Micron Technology, Inc.                      23,260,000       0.3
conductors &
Semiconductor
Equipment

Communications             10,343,900   Motorola, Inc.                                 97,542,977       1.3
Equipment

Metals & Mining             3,200,000   ++Phelps Dodge Corporation                    122,688,000       1.7

Aerospace &                 2,292,800   Raytheon Company                               75,295,552       1.0
Defense

Computers &                10,000,000   ++Sun Microsystems, Inc.                       46,000,000       0.6
Peripherals




June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                         In U.S. Dollars
                            Shares                                                               Percent of
Industry+++                  Held                    Common Stocks                     Value     Net Assets
Low Price-to-Book Value (concluded)

Electronic                  1,900,000   ++Tektronix, Inc.                         $    41,040,000       0.6%
Equipment &
Instruments

Industrial                  1,400,000   Textron, Inc.                                  54,628,000       0.7
Conglomerates

Specialty Retail            2,800,000   ++Toys 'R' Us, Inc.                            33,936,000       0.5

Media                         900,000   Tribune Company                                43,470,000       0.6

Media                       1,101,800   ++Viacom, Inc. (Class B)                       48,104,588       0.6

Media                       5,100,000   The Walt Disney Company                       100,725,000       1.4

Commercial                  6,000,000   Wells Fargo & Co.                             302,400,000       4.1
Banks

                                                                                    2,699,698,567      36.5

Special Situations

Software                    3,935,500   Computer Associates
                                        International, Inc.                            87,682,940       1.2

Specialty Retail            4,089,900   The Gap, Inc.                                  76,726,524       1.0

Computers &                 1,387,200   International Business Machines
Peripherals                             Corporation                                   114,444,000       1.6

                                                                                      278,853,464       3.8

                                        Total Common Stocks
                                        (Cost--$6,283,624,891)                      7,387,278,277     100.0




                     Beneficial Interest/
                         Shares Held             Short-Term Securities
Short-Term Securities

                         $ 61,887,893   Merrill Lynch Liquidity Series,
                                        LLC Cash Sweep Series I (b)                    61,887,893       0.9
                         $667,314,520   Merrill Lynch Liquidity Series,
                                        LLC Money Market Series (b)(c)                667,314,520       9.0
                          444,876,345   Merrill Lynch Premier Institutional
                                        Fund (b)(c)                                   444,876,345       6.0

                                        Total Short-Term Securities
                                        (Cost--$1,174,078,758)                      1,174,078,758      15.9


                          Number of
                          Contracts                      Issue
Options Purchased

Put Options                    13,000   American International Group, Inc.,
Purchased                               expiring August 2003 at USD 60,
                                        Broker Morgan Stanley                           6,760,000       0.1
                               15,000   Citigroup Inc., expiring July 2003
                                        at USD 42.5, Broker UBS Warburg                 1,200,000       0.0




June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                                         In U.S. Dollars
                          Number of                                                              Percent of
                          Contracts                      Issue                         Value     Net Assets
Options Purchased (concluded)

Put Options                    10,000   Halliburton Company, expiring
Purchased                               October 2003 at USD 22.5,
(concluded)                             Broker Morgan Stanley                     $     1,900,000       0.0%
                                5,000   International Business Machines
                                        Corporation, expiring July 2003
                                        at USD 90, Broker UBS Warburg                   3,650,000       0.1
                                6,000   International Paper Company,
                                        expiring October 2003 at USD
                                        37.5, Broker Morgan Stanley                     1,860,000       0.0
                                5,000   J.P. Morgan Chase & Co., expiring
                                        September 2003 at USD 32.5,
                                        Broker Morgan Stanley                             725,000       0.0
                               20,000   Wells Fargo & Co., expiring
                                        July 2003 at USD 50, Broker
                                        UBS Warburg                                     1,100,000       0.0

                                        Total Options Purchased
                                        (Premiums Paid--$23,169,500)                   17,195,000       0.2

                                        Total Investments
                                        (Cost--$7,480,873,149)                      8,578,552,035     116.1


Options Written

Call Options                   13,000   American International Group, Inc.,
Written                                 expiring August 2003 at USD 60,
                                        Broker Morgan Stanley                           (780,000)       0.0
                                6,000   Bank of America Corporation,
                                        expiring November 2003 at
                                        USD 75, Broker Morgan Stanley                 (3,900,000)      (0.1)
                               15,000   Citigroup Inc., expiring September
                                        2003 at USD 47.5, Broker UBS
                                        Warburg                                         (750,000)       0.0
                               10,000   Halliburton Company, expiring
                                        October 2003 at USD 25, Broker
                                        Morgan Stanley                                (1,400,000)       0.0
                                5,000   International Business Machines
                                        Corporation, expiring July 2003 at
                                        USD 90, Broker UBS Warburg                      (125,000)       0.0
                                6,000   International Paper Company,
                                        expiring January 2004 at USD 40,
                                        Broker Morgan Stanley                           (720,000)       0.0




June 30, 2003, Mercury Basic Value Fund, Inc.


SCHEDULE OF INVESTMENTS (CONCLUDED)
                                                                                         In U.S. Dollars
                          Number of                                                              Percent of
                          Contracts                      Issue                         Value     Net Assets
Options Written (concluded)

Call Options                    5,000   J.P. Morgan Chase & Co.,
Written                                 expiring September 2003 at
(concluded)                             USD 37.5, Broker Morgan
                                        Stanley                                   $     (325,000)       0.0%

                                        Total Options Written
                                        (Premiums Received--
                                        $10,746,601)                                  (8,000,000)      (0.1)

                                        Total Investments,
                                        Net of Options Written
                                        (Cost--$7,470,126,548)                      8,570,552,035     116.0
                                        Liabilities in Excess of
                                        Other Assets                              (1,182,057,012)     (16.0)
                                                                                  ---------------     ------
                                        Net Assets                                $ 7,388,495,023     100.0%
                                                                                  ===============     ======

++Non-income producing security.
+++For Trust compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                            Net Share     Purchase       Sales         Realized       Dividend
Affiliate                    Activity       Cost          Cost           Loss          Income
Massey Energy Company        212,000     $2,664,112        --             --       $1,152,580
Thomas & Betts Corporation  (150,000)    $  785,593    $9,375,316    $(6,551,597)        --++


++Non-income producing security.
(b)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                 Dividend/
                                                  Net             Interest
Affiliate                                       Activity           Income

Merrill Lynch Liquidity Series,              $    61,887,893     $1,207,456
LLC Cash Sweep Series I
Merrill Lynch Liquidity Series,
LLC Money Market Series                      $  (68,237,361)     $  606,522
Merrill Lynch Premier Institutional Fund     (1,265,031,874)     $  714,543


(c)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.




June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENT OF ASSETS
AND LIABILITIES

As of June 30, 2003

MASTER BASIC VALUE TRUST
Assets:
Investments, at value (including securities loaned
  of $1,066,563,296) (identified cost--$7,457,703,649)                                     $8,561,357,035
Options purchased, at value (cost--$23,169,500)                                                17,195,000
Receivables:
  Securities sold                                                       $  114,354,665
  Dividends                                                                 10,811,431
  Contributions                                                              4,594,361
  Interest                                                                     187,918
  Securities lending--net                                                       47,610        129,995,985
                                                                        --------------
Prepaid expenses and other assets                                                                  23,038
                                                                                           --------------
Total assets                                                                                8,708,571,058
                                                                                           --------------

Liabilities:
Collateral on securities loaned, at value                                                   1,112,190,865
Options written, at value (premiums received--$10,746,601)                                      8,000,000
Payables:
  Securities purchased                                                     152,623,302
  Withdrawals                                                               39,810,688
  Custodian bank                                                             4,667,800
  Investment adviser                                                         2,585,470
  Other afffiliates                                                             39,288        199,726,548
                                                                        --------------
Accrued expenses                                                                                  158,622
                                                                                           --------------
Total liabilities                                                                           1,320,076,035
                                                                                           --------------

Net Assets:
Net assets                                                                                 $7,388,495,023
                                                                                           ==============

Net Assets Consist of:
Investors' capital                                                                         $6,288,086,244
Unrealized appreciation on investments and foreign
currency transactions--net                                                                  1,100,408,779
                                                                                           --------------
Net assets                                                                                 $7,388,495,023
                                                                                           ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENT OF OPERATIONS

For the Year Ended June 30, 2003

MASTER BASIC VALUE TRUST
Investment Income:
Dividends (net of $2,341,396 foreign withholding tax)                                      $  143,720,884
Interest                                                                                        2,634,438
Securities lending--net                                                                         1,321,065
                                                                                           --------------
Total income                                                                                  147,676,387
                                                                                           ==============

Expenses:
Investment advisory fees                                                $   28,621,078
Accounting services                                                          1,078,940
Custodian fees                                                                 283,208
Professional fees                                                              189,232
Trustees' fees and expenses                                                     51,567
Printing and shareholder reports                                                11,440
Pricing fees                                                                       690
Other                                                                          234,703
                                                                        --------------
Total expenses                                                                                 30,470,858
                                                                                           --------------
Investment income--net                                                                        117,205,529
                                                                                           --------------

Realized & Unrealized Loss on
Investments & Foreign Currency
Transactions--Net:
Realized loss from:
  Investments--net                                                       (194,115,458)
  Foreign currency transactions--net                                         (177,565)      (194,293,023)
Change in unrealized appreciation/depreciation on:
  Investments--net                                                        (63,763,741)
  Foreign currency transactions--net                                          (16,708)       (63,780,449)
                                                                        --------------     --------------
Total realized and unrealized loss on investments and
foreign currency transactions--net                                                          (258,073,472)
                                                                                           --------------
Net Decrease in Net Assets Resulting from Operations                                       $(140,867,943)
                                                                                           ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


STATEMENTS OF CHANGES
IN NET ASSETS

MASTER BASIC VALUE TRUST
                                                                              For the Year Ended
                                                                                   June 30,
Increase (Decrease)in Net Assets:                                            2003               2002
Operations:
Investment income--net                                                  $  117,205,529     $  116,629,770
Realized gain (loss) on investments and
foreign currency transactions--net                                       (194,293,023)        162,614,751
Change in unrealized appreciation/depreciation
on investments and foreign currency transactions--net                     (63,780,449)    (1,253,288,054)
                                                                        --------------     --------------
Net decrease in net assets resulting from operations                     (140,867,943)      (974,043,533)
                                                                        --------------     --------------

Capital Transactions:
Proceeds from contributions                                              1,032,235,075      2,155,873,351
Fair value of withdrawals                                              (1,810,048,195)    (2,284,337,190)
                                                                        --------------     --------------
Net decrease in net assets derived from
  capital transactions                                                   (777,813,120)      (128,463,839)
                                                                        --------------     --------------

Net Assets:
Total decrease in net assets                                             (918,681,063)    (1,102,507,372)
Beginning of year                                                        8,307,176,086      9,409,683,458
                                                                        --------------     --------------
End of year                                                             $7,388,495,023     $8,307,176,086
                                                                        ==============     ==============

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.


FINANCIAL HIGHLIGHTS

MASTER BASIC VALUE TRUST

The following ratios have been derived from information provided in the financial statements.

                                                                         For the          For the Period
                                                                        Year Ended      October 13, 2000++
                                                                         June 30,          to June 30,
                                                                     2003          2002        2001
Total Investment Return:**
Total investment return                                              (.09%)        (9.93%)             --
                                                                 ==========     ==========     ==========

Ratios to Average Net Assets:
Expenses                                                               .43%           .42%          .42%*
                                                                 ==========     ==========     ==========
Investment income--net                                                1.66%          1.33%         1.57%*
                                                                 ==========     ==========     ==========

Supplemental Data:
Net assets, end of period (in thousands)                         $7,388,495     $8,307,176     $9,409,683
                                                                 ==========     ==========     ==========
Portfolio turnover                                                   31.92%         38.15%         37.53%
                                                                 ==========     ==========     ==========

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS


MASTER BASIC VALUE TRUST

1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available ask price for short positions. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or procedures approved by the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movement and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Options--The Trust is authorized to purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Custodian bank--The Trust recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Trust's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million; .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of June 30, 2003, the Trust lent securities with a value of $285,129,040 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2003, MLIM, LLC received $612,005 in securities lending agent fees.

In addition, MLPF&S received $1,102,194 in commissions on the execution of portfolio security transactions for the Trust for the year ended June 30, 2003.



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


For the year ended June 30, 2003, the Trust reimbursed FAM $155,411 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2003 were $2,215,969,550 and $2,497,547,710, respectively.

Net realized gains (losses) for the year ended June 30, 2003 and net unrealized gains (losses) as of June 30, 2003 were as follows:



                                         Realized          Unrealized
                                      Gains (Losses)     Gains (Losses)

Long-term investments                 $(209,902,751)     $1,103,653,386
Short-term investments                         1,233                 --
Options purchased                        (3,735,458)        (5,974,500)
Options written                           19,521,518          2,746,601
Foreign currency transactions              (177,565)           (16,708)
                                      --------------     --------------
Total                                 $(194,293,023)     $1,100,408,779
                                      ==============     ==============


As of June 30, 2003, net unrealized appreciation for Federal income tax purposes aggregated $1,022,970,844, of which $1,680,240,231 related to appreciated securities and $657,269,387 related to depreciated securities. At June 30, 2003, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,547,581,191.

Transactions in call options written for the year ended June 30, 2003 were as follows:


                                          Number of         Premiums
                                          Contracts         Received

Outstanding call options written,
beginning of year                             10,000     $      805,975
Options written                              203,000         36,214,207
Options closed                              (63,000)       (10,955,665)
Options expired                             (90,000)       (15,317,916)
                                      --------------     --------------
Outstanding call options written,
end of year                                   60,000     $   10,746,601
                                      ==============     ==============


Transactions in put options written for the year ended June 30, 2003 were as follows:


                                          Number of         Premiums
                                          Contracts         Received

Outstanding put options written,
beginning of year                                 --                 --
Options written                               20,000     $    2,041,937
Options closed                              (20,000)        (2,041,937)
                                      --------------     --------------
Outstanding put options written,
end of year                                       --     $           --
                                      ==============     ==============



June 30, 2003, Mercury Basic Value Fund, Inc.



NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Trust did not borrow under the credit agreement during the year ended June 30, 2003.


5. Commitments:
At June 30, 2003, the Trust had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $12,450,000.



June 30, 2003, Mercury Basic Value Fund, Inc.



INDEPENDENT AUDITORS' REPORT


MASTER BASIC VALUE TRUST

To the Investors and Board of Trustees of Master Basic Value Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
August 8, 2003



June 30, 2003, Mercury Basic Value Fund, Inc.


OFFICERS AND DIRECTORS/TRUSTEES

INTERESTED DIRECTOR/TRUSTEE

                                                                                              Number of      Other Public
                                                                                            Portfolios in    Directorships
                        Position(s)  Length                                                  Fund Complex    Held by
                        Held         of Time                                                 Overseen by     Director/
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years  Director/Trustee  Trustee
Terry K. Glenn*         President    1999 to  President and Chairman of Merrill Lynch        114 Funds      None
P.O. Box 9011           and          present  Investment Managers, L.P. ("MLIM")/Fund      159 Portfolios
Princeton,              Director/    and      Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011           Trustee      1983 to  Funds since 1999; Chairman (Americas
Age: 62                              present  Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc.
                                              ("FAMD") from 1986 to 2002 and Director
                                              thereof from 1991 to 2002; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services") from
                                              1993 to 2002; President of Princeton
                                              Administrators, L.P. from 1989 to 2002;
                                              Director of Financial Data Services, Inc.
                                              from 1985 to 2002.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors/Trustees.



INDEPENDENT DIRECTORS/TRUSTEES*


Donald W. Burton        Director/    2002 to  Manager of The Burton Partnership, Limited      21 Funds      ITC DeltaCom,
P.O. Box 9095           Trustee      present  Partnership since 1979; Managing General     35 Portfolios    Inc.; ITC
Princeton,                                    Partner of the South Atlantic Venture Funds,                  Holding
NJ 08543-9095                                 Limited Partnerships and Chairman of South                    Company, Inc.;
Age: 59                                       Atlantic Private Equity Fund IV, Limited                      Knology, Inc.;
                                              Partnership since 1983; Member of the                         MainBancorp,
                                              Investment Advisory Council of the Florida                    N.A.; PriCare,
                                              State Board of Administration since 2001.                     Inc.; Symbion,Inc.


M. Colyer Crum          Director/    1977 to  James R. Williston Professor of Investment      22 Funds      Cambridge
P.O. Box 9095           Trustee      present  Management Emeritus, Harvard Business        36 Portfolios    Bancorp
Princeton,                                    School since 1996; Chairman and Director,
NJ 08543-9095                                 Phaeton International, Ltd. from 1985 to
Age: 71                                       present; Director, Cambridge Bancorp since
                                              1969.


Laurie Simon Hodrick    Director/    1999 to  Professor of Finance and Economics,             21 Funds      None
P.O. Box 9095           Trustee      present  Graduate School of Business, Columbia        35 Portfolios
Princeton,                                    University since 1998; Associate
NJ 08543-9095                                 Professor of Finance and Economics,
Age: 40                                       Graduate School of Business,Columbia
                                              University from 1996 to 1998.


Fred G. Weiss           Director/    1998 to  Managing Director of FGW Associates             21 Funds      Watson Pharma-
P.O. Box 9095           Trustee      present  since 1997; Vice President, Planning,        35 Portfolios    ceuticals, Inc.
Princeton,                                    Investment and Development of Warner
NJ 08543-9095                                 Lambert Co. from 1979 to 1997; Director,
Age: 61                                       BTG International, PLC since 2001;
                                              Director, Watson Pharmaceuticals, Inc.
                                              since 2000.


*The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December
31 of the year in which they turn 72.



June 30, 2003, Mercury Basic Value Fund, Inc.


OFFICERS AND DIRECTORS/TRUSTEES
(CONCLUDED)

FUND OFFICERS

                        Position(s)  Length
                        Held         of Time
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years
Donald C. Burke         Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and          and 1999 Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011           Treasurer    to
Age: 43                              present


Robert C. Doll, Jr.     Senior       1999 to  President of MLIM and member of the Executive Management Committee of ML&Co.,
P.O. Box 9011           Vice         present  Inc. since 2001; Global Chief Investment Officer and Senior Portfolio Manager
Princeton,              President             of MLIM since 1999; Chief Investment Officer of Equities at Oppenheimer Funds,
NJ 08543-9011                                 Inc. from 1990 to 1999 and Chief Investment Officer thereof from 1998 to 1999;
Age: 48                                       Executive Vice President of Oppenheimer Funds, Inc. from 1991 to 1999.


Robert J. Martorelli    Vice         2002 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 45


Kevin M. Rendino        Vice         1999 to  Managing Director of MLIM since 2000; Director (Equities) of MLIM from 1997
P.O. Box 9011           President    present  to 2000.
Princeton,
NJ 08543-9011
Age: 36


Phillip S. Gillespie    Acting       2003 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011           Secretary    present  from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998; Assistant General Counsel of Chancellor
NJ 08543-9011                                 LGT Asset Management, Inc. from 1997 to 1998.
Age: 39


*Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-888-763-2260.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
888-763-2260



June 30, 2003, Mercury Basic Value Fund, Inc.



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
2003)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Mercury Basic Value Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Mercury Basic Value Fund, Inc.


Date: August 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Mercury Basic Value Fund, Inc.


Date: August 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Mercury Basic Value Fund, Inc.


Date: August 21, 2003


Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.